John Hancock Equity Funds
     Supplement to the Prospectus Dated May 1, 2005 as revised July 1, 2005

                       John Hancock Small Cap Growth Fund

On December 6, 2005, the Trustees of John Hancock Small Cap Growth Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on March 22, 2006, the Fund would transfer all of its assets and liabilities to John Hancock Small Cap Equity Fund ("Small Cap Equity Fund") in a tax-free exchange for shares of equal value of Small Cap Equity Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about January 31, 2006.

Effective at the close of business on January 17, 2006, the Fund will be closed to all new accounts.




December 7, 2005


EQTPS 12/05